                                                                   EXHIBIT 10.60

        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     This Second Amendment to Second Amended and Restated Credit Agreement (herein, the "Amendment") is made as of February 8, 2005, by and among Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

     A. The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Second Amended and Restated Credit Agreement dated as of March 26, 2004, as amended, by and among the Borrower, the Guarantors, the Lenders and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower has requested that the Lenders amend certain provisions of the Borrowing Base and certain financial covenants set forth in the Credit Agreement, and the Lenders are willing to do so on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in, and effective from and after the date specifically set forth in, Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

     1.1. The definition of "Borrowing Base" set forth in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Borrowing Base" means, as of any time it is to be determined, the sum of:

               (a) 85% of the then net book value of Eligible Accounts (computed using the method of receivables valuation applied by the Borrower in accordance with GAAP which reflects such value as the net book value of its receivables, except that net book value for such purposes shall not reflect any reserve for accounts more than ninety days past due that have already been excluded from gross accounts in computing such Eligible Accounts) less such other reserves for uncollectibility, location of account debtor, contras and other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value; plus

               (b) the lesser of (x) $13,000,000 and (y) 60% of the value (computed at its cost using the method of inventory valuation applied by the Borrower in accordance with GAAP which reflects such cost on the Borrower's books as its net book value, but in any event after reducing such value as so computed by the aggregate amount of all reserves for obsolescence, slow-moving items, shrinkage and all such other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value) of Eligible Inventory, provided that, in no event shall the amount computed pursuant to this clause (b) exceed 60% of the Borrowing Base; minus

               (c) a general reserve in the amount of $500,000;

          provided that (A) the Borrowing Base shall be computed only as against and on so much of the Collateral as is included on the certificates to be furnished from time to time by the Borrower pursuant to Section 8.5(f) hereof and, if required by the Agent pursuant to any of the terms hereof or any Collateral Document, as verified by such other evidence required to be furnished to the Agent pursuant hereto or pursuant to any such Collateral Document, and (B) the Agent shall have the right to adjust the advance rates against Eligible Receivables and Eligible Inventory based solely on the commercially reasonable exercise of its credit judgment based on the results of any field audit of any Collateral which reasonably supports any such adjustment and the Agent shall notify the Borrower of any such adjustment to the advance rates promptly following such adjustment.

          Notwithstanding any other provision of this definition of "Borrowing Base" to the contrary: (i) the amount of Eligible Accounts otherwise included in the Borrowing Base shall be reduced, dollar for dollar, by a reserve equal to the greater of (a) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the Borrower and its Subsidiaries to Deere and Caterpillar together and their respective Affiliates for inventory and supplies purchased (the "Deere/Caterpillar Payables") at any time exceeds (y) $8,000,000 or
          (b) the sum of (A) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the Borrower and its Subsidiaries to Deere and its Affiliates for inventory and supplies purchased (the "Deere Payables") at any time exceeds (y) $5,000,000 and (B) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the

          Borrower and its Subsidiaries to Caterpillar and its Affiliates for inventory and supplies purchased (the "Caterpillar Payables") at any time exceeds (y) $4,000,000; (ii) no reserve will be imposed in computing the Borrowing Base as of any time solely in respect of the Deere/Caterpillar Payables, Deere Payables or Caterpillar Payables to the extent the same do not exceed such respective limits; and (iii) the Agent and the Required Lenders shall have the right to impose reserves for other matters arising in connection with receivables owing by Deere and Caterpillar and to otherwise impose reserves in accordance with the Credit Agreement.

     1.2. Section 8.10 of the Credit Agreement is hereby amended by (i) deleting the amount "$4,800,000" for fiscal year 2004 and replacing it with the amount "$5,400,000," and (ii) deleting the amount "$5,200,000" for fiscal year 2005 and replacing it with the amount "$5,500,000."

     1.3. Section 8.14(b) of the Credit Agreement is hereby amended by deleting the amount "$7,800,000" for the fiscal year 2005 and replacing it with the amount "$8,000,000."

     1.4. Exhibit H to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on the revised Exhibit H attached hereto.

SECTION 2.  CONDITIONS PRECEDENT.

         Upon the satisfaction of all the following conditions precedent, this Amendment shall be, and is hereby agreed to by the parties hereto to be, effective from and after December 31, 2004:

          2.1. The Borrower, the Agent, the Lenders and the Guarantors shall have executed and delivered this Amendment.

          2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

          2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

          2.4. The Agent shall have received a certified copy of an amendment to the Note Purchase Agreement increasing the capital expenditures limitation covenant to an amount not less than $5,400,000 for fiscal year 2004 and which shall be in form and substance acceptable to the Agent.

SECTION 3.  REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.  MISCELLANEOUS.

     4.1. The Borrower and certain of its Subsidiaries have heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower and its Subsidiaries thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

     4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGES TO FOLLOW]



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


     This Second Amendment to Second Amended and Restated Credit Agreement is entered into by the parties hereto as of the date and year first above written.

                                       MORTON INDUSTRIAL GROUP, INC.


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       Accepted and agreed to:

                                       HARRIS TRUST AND SAVINGS BANK


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       NATIONAL CITY BANK OF THE MIDWEST


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       JPMORGAN CHASE BANK, N.A. (formerly
                                         known as Bank One, N.A.)


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------


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
                     GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such, has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the Second Amendment to Second Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the Second Amendment to Second Amended and Restated Credit Agreement with the Borrower.

                                       MORTON METALCRAFT CO.


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       MORTON METALCRAFT CO. OF NORTH CAROLINA


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       MORTON METALCRAFT CO. OF SOUTH CAROLINA


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       MID CENTRAL PLASTICS, INC.


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------

                                       B&W METAL FABRICATORS, INC.


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------






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

                                    EXHIBIT H


                          MORTON INDUSTRIAL GROUP, INC.


                           BORROWING BASE CERTIFICATE


To:   Harris Trust and Savings Bank, as Agent
      under, and the Lenders party to, the
      Credit Agreement described below.

      Pursuant to the terms of the Credit Agreement dated as of March 26, 2004, among us (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), we submit this Borrowing Base Certificate to you and certify that the information set forth below and on any attachments to this Certificate is true, correct and complete as of the date of this Certificate.

A.    ACCOUNTS RECEIVABLE IN BORROWING BASE

      1.      Gross accounts receivable                                                        ____________________
              Less
              (a)   Ineligible sales                                    ____________________
              (b)   Owed by an account debtor who is an Affiliate       ____________________
              (c)   Owed by an account debtor who is in an insolvency   ____________________
                    or reorganization proceeding
              (d)   Credits/allowances                                  ____________________
              (e)   Unpaid more than 90 days from due date              ____________________
              (f)   Ineligible terms (e.g., due date more than 60 days  ____________________
                    from invoice date)
              (g)   25% taint factor                                    ____________________
              (h)   Otherwise ineligible                                ____________________
      2.      Total Deductions (sum of lines A1a - A1h)                                        ____________________
      3.      Eligible accounts receivable (line A1 minus line A2)                             ____________________
      4.      Eligible accounts receivable in Borrowing Base (line A3                          ____________________
              x .85)
      5.      Deere/Caterpillar Reserve Amount                                                 ____________________

      6.      Net Borrowing Base value of accounts receivable (line A4                         ____________________
              minus line A5)

B.    INVENTORY IN BORROWING BASE

      1.      Gross inventory of Finished Goods and Raw Materials                              ____________________
      2.      Less
              (a)   Finished Goods and Raw Materials not located at     ____________________
                    approved locations
              (b)   Obsolete, slow moving, or not merchantable          ____________________
              (c)   Otherwise ineligible                                ____________________
      2.      Total Deductions (sum of lines B2a - B2c above)                                  ____________________
      3.      Eligible Inventory (line B1 minus line B2)                                       ____________________
      4.      Eligible Inventory in Borrowing Base before cap (line B3                         ____________________
              x .60)
      5.      Inventory cap ($13,000,000)                                                      ____________________
      6.      Eligible Inventory in Borrowing Base (lesser of line B4                          ____________________
              or line B5)

C.    TOTAL BORROWING BASE

      1.      Line A6                                                   ____________________
      2.      Line B6(1)                                                  ____________________
      3.      Sum of Lines C1 and C2                                    ____________________
      4.      General reserve                                           ____________________
      5.      Line C3 minus Line C4 (Borrowing Base)                    ____________________

D.    REVOLVING CREDIT ADVANCES

      1.      Loans                                                     ____________________


-------------------------
(1) If Line B6 would otherwise exceed 60% of the total Borrowing Base, insert the largest amount which would not exceed 60% of the total Borrowing Base as shown on Line C5 (as recomputed including such smaller amount on Line
     C2).


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
      2.      Letters of Credit                                         ____________________
      3.      Total Outstandings (line D1 plus D2)                                             ____________________

E.    AVAILABLE BORROWING BASE COLLATERAL

              (line C5 minus line D3)                                                          ____________________

      Dated as of this ______ day of __________________.



                                       MORTON INDUSTRIAL GROUP, INC.


                                       By
                                         Name
                                             ----------------------------------
                                         Title
                                              ---------------------------------






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